                        Power of Attorney

    The undersigned hereby make, constitute and appoint each of Gary J. Wolfe, Robert E. Lustrin, Jeffrey D. Silverstein and Edward S. Horton, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13D with respect to the securities of Allied Riser Communications Corporation, a Delaware corporation, and any and all amendments thereto pursuant to
Section 13(d)of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments that the attorney-in-fact deem necessary or appropriate in order to enable the undersigned to comply with the requirements of Section 13(d) and any rules or regulations promulgated thereunder.

    This power of attorney shall remain in effect for a period of one year from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of this 6th day of December 2001.


PROVIDENCE ASSET MANAGEMENT, LLC

    /s/John G. Kopchik
By: ________________________

PENINSULA PARTNERS, LP

    /s/R. Ted Weschler
By: ________________________

SAGAMORE HILL HUB FUND, LTD

    /s/Steven Bloom
By: ________________________

CRT CAPITAL GROUP, LLC

    /s/Robert Lee
By: ________________________

JMG CAPITAL PARTNERS, LLC

    /s/Jonathan Glaser
By: ________________________

JMG TRITON OFFSHORE FUND, LTD

    /s/Jonathan Glaser
By: ________________________

LC CAPITAL PARTNERS, LP

    /s/Steve Lampe
By: ________________________

ANGELO GORDON & CO, LLC

    /s/Michael L. Gordon
By: ________________________

MAGTEN ASSET MANAGEMENT, CORP

    /s/Robert Capozzi
By: ________________________

HBV CAPITAL MANAGEMENT, LLC

    /s/George J. Konomos
By: ______________________



















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03872001.AC2